TXO Partners, L.P. Investor Presentation August 2026

This presentation contains “forward-looking” statements, as defined under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical facts contained in this presentation, including statements regarding our distribution strategy, hedging strategy, future production and operations, financial position, including capital allocation, ability to generate significant cash flow, illustrative 2027 EBITDAX, projected costs, management's objectives to manage leverage, expectations to deploy discretionary capex in the Williston Basin, 2026 full-year development costs, and potential developments and upsides. In some cases, you can identify forward-looking statements because they contain words such as “may,” “assume,” “forecast,” “could,” “should,” “will,” “plan,” “believe,” “anticipate,” “increase”, “support”, “maximize”, “execute”, “provide”, “intend,” “estimate,” “expect,” “project,” “budget” and similar expressions, although not all forward-looking statements contain such identifying words. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors including, but not limited to, those related to commodity price volatility; worldwide economic activity and our operations; uncertainties about our estimated oil, natural gas and NGL reserves, including the impact of commodity price declines on the economic producibility of such reserves, and in projecting future rates of production; the concentration of our operations in the Permian Basin, San Juan Basin, and the Williston Basin; lack of transportation and storage capacity as a result of oversupply, government regulations or other factors; lack of availability of drilling and production equipment and services; potential financial losses or earnings reductions resulting from our commodity price risk management program or any inability to manage our commodity risks; environmental, weather, drilling and other operating risks; regulatory changes; political and economic conditions and events in foreign oil and natural gas producing countries, and the other risks discussed in "Risk Factors," the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2025, 10-K, and those set forth from time to time in other filings with the SEC. New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. These and other factors may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. Forward-looking statements represent our management’s expectations and assumptions only as of the date of this presentation. We undertake no obligation to update any forward-looking statements for any reason after the date of this presentation to reflect events or circumstances after the date of this presentation or to reflect new information, actual results, revised expectations or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. The SEC generally permits oil and natural gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. References to the Partnership’s estimated proved reserves and to the estimated proved reserves of the acquired assets are derived from the Partnership’s reserve reports prepared by Cawley Gillespie & Associates, Inc., the Partnership’s independent petroleum engineers. Reserve engineering is a process of estimating underground accumulations of oil and natural gas that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reservoir engineers. In addition, the results of drilling, testing and production activities may justify revisions of estimates that were made previously. If significant, such revisions would change the schedule of any further production and development drilling. Accordingly, our reserve and PV-10 estimates may differ significantly from the quantities of oil, natural gas and NGLs that are ultimately recovered. This presentation includes market data and other statistical information from third party sources. Although we believe these third-party sources are reliable as of their respective dates, we have not independently verified the accuracy or completeness of this information. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, which could cause our results to differ materially from those expressed in these third-party publications. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. We do not intend our use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties. This presentation may include certain non-GAAP financial information. Because not all companies calculate non-GAAP financial information identically (or at all), the non-GAAP financial information included herein may not be comparable to other similarly titled measures used by other companies. Further, such non-GAAP financial information should not be considered as a substitute for the information contained in the historical financial information prepared in accordance with GAAP included herein or provided in connection herewith. Please see the 10-K filed on February 26, 2026 for definitions and reconciliations of such non-GAAP financial information Disclaimer and Forward-Looking Statements

TXO Partners – Unique MLP in Energy Owners of long-lived legacy properties with strong cash flows Vision for long-term production and distribution model Building value with the “right assets” over time Management, board, and significant owners are aligned as owners with ~34%(1) of the units (1) As of 6/30/2026.

About Us | TXO Partners, L.P. (NYSE & NYSE Texas: TXO) ~520K 520,000 Net Acres Primarily Across Three Major US Basins 30% Daily Oil Production CAGR from 2022 Through 2Q 2026 $6.96(1) Total Per Unit Distributions Since IPO 30% Growth in Daily Oil Production YTD 2026 Versus FY 2025 >$286M(1) Total Dollars Distributed to Unitholders Since IPO 26K Daily Oil Equivalent Barrels of Production YTD 2026 (1) Includes paid and announced distributions

Introduction to TXO Partners

Low-decline, conventional assets allow the Company to distribute a substantial portion of its cash flow from operations

- **TXO is a yield-oriented independent oil and natural gas company headquartered in Fort Worth, TX with ~773,000 gross acres and ~520,000 net acres across three premier oil and gas basins**
- **TXO operates in development plays with proven assets**
  - 22.5 MBoe/d in 2025, 106 MMBoe proved reserves(1)
  - **$1B** in Proved PV-10(1)
- **Low decline rates combined with low-risk conventional development provides managed growth with lower capital expenditures**
  - TXO has an estimated 12% base decline rate(2)


Williston Basin
MONTANA
NORTH DAKOTA
UTAH
ARIZONA
San Juan Basin
ARIZONA
NEW MEXICO
Permian Basin
NEW MEXICO
TEXAS
NEW MEXICO
ARIZONA
TEXAS
TEXAS
TXO Acreage
Operating Areas

San Juan | Permian | Williston | Multi-Basin

Asset Acquisition Timeline

2012-2019	2020	2021	2022	2024	2025	2026
Permian Acquisitions	San Juan Acquisitions	Chevron Permian Acquisitions	Additional Permian Acquisition	EMEP & Kaiser-Francis Acquisitions	White Rock Energy Acquisition	Cross Timbers Divestiture

(1) As of 12/31/25.
(2) Three-year underlying decline rate as of 12/31/25.

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Room to Run Coupled with our low-decline conventional base, TXO is positioned to generate meaningful cash flow over the coming years TXO’s balanced portfolio provides the ability to allocate capital to the highest-return commodity (1) The illustrative chart uses EBITDAX, which is a non-GAAP financial measure. See 10-K filed on 02/26/26 for definitions and reconciliations to the most directly comparable GAAP measures. Each price scenario reflects the respective WTI / Henry Hub price for each month of 2027. Representative costs and capital spend are held constant across each illustrative scenario. Each scenario incorporates the effect of our commodity derivatives as of 7/31/2026.

TXO Operates in High Impact Basins Exposure to a balance of oil and natural gas inventory provides capital allocation flexibility Focused on three prolific US basins Portfolio underpinned by shallow decline conventional production with unconventional growth upsides Conventional Base + Unconventional Upside Williston Basin Permian Basin San Juan Basin Gas NGL Oil 2024 2025 1H 2026 MBOED

Williston Basin

Return to the Williston Basin and Elm Coulee Field in 2024 with further consolidation in 2025

- Vast majority of TXO's 2026 discretionary capex expected to be deployed in the Williston Basin
- Net acres: ~271,000
- 4Q 2024 production: 5.7 Mboe/d (76% oil, 88% liquids)
- 4Q 2025 production: 11.5 MBoe/d (75% oil, 90% liquids)

Elm Coulee Acreage Map



ROOSEVELT
WILLIAMS
RICHLAND
MCCONE
DAWSON
MONTANA
NORTH DAKOTA
GOLDEN VALLEY
BILLINGS
TXO Acreage

Cumulative Oil vs. Months Online – Normalized to 10K'



250,000
0
0
3
6
9
12
Months

Oil Cut Comparison vs. Months Online



Elm Coulee oil cut is **~50%** higher than ND Bakken average, which delivers more durable long-term economics
100%
80%
60%
40%
20%
0%
0
3
6
9
12
Months
TXO Elm Coulee Average
Williston – N Dakota Average

Note: Acreage map only represent TXO's acreage in the Elm Coulee field of the Williston Basin. See 10-K filed on 02/26/26 for definitions and reconciliations to the most directly comparable GAAP measures.
Source: Enverus horizontal wells 2021-current; in ND Williston; lateral lengths >= 6,500'; data normalized to 10,000'.

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San Juan Basin – Mancos Shale Play TXO Net Acres in Mancos Play 58,500 Net Acres in Phase I Development 3,520 Phase I as a percentage of TXO total 6% Offset operators current gas rig count in basin(1) 3 Within a prime target area, TXO has water rights, company owned surface & SWD, and optionality for key gas gathering system TXO Exploring potential development, joint venture, farmout, and other monetization. Mancos looks unlikely to compel capital at current 2027 forward prices. Future Source: Public Filings (1) Data as of 7/30/2026. Core Mancos with Infrastructure Advantages Mancos Gas Window PHASE 1 Offset Producing & Proposed Wells TXO Acreage San Juan Basin Phase 1 Current Gas Rigs

Permian Basin Diverse Permian asset base provides exposure to the premier onshore US oil and gas basin Prolific upside opportunities are available through infill drilling, waterflood expansion, CO2 floods, and recompletions Net acres: ~43,000 2025 production: 4.5 MBoe/d (85% oil, 98% liquids) Base decline rate(1): ~6% Permian Acreage Map Production (MBoe/d) Note: See 10-K filed on 02/26/26 for definitions and reconciliations to the most directly comparable GAAP measures. (1) Three-year underlying decline rate as of 12/31/25.

Financial Strategies

TXO's financial profile supports substantial free cash flow

High Margin Capital Program	• 2026 full-year development costs are expected to be ~$80MM
Attractive Structure	• TXO's capital strategy is particularly well suited for a Master Limited Partnership, allowing distributions to go straight to unitholders, avoiding double taxation
Variable Distribution Policy	• Distributions will return significant capital back to unitholders, with a policy to deliver all available cash to unitholders[(1)]
Strong Balance Sheet	• Post Williston Basin acquisitions and Cross Timbers Energy dispositions, TXO expects to manage between a ~1.0x to ~2.0x Net Debt / Adjusted EBITDAX[(1)] multiple, delivering returns to unitholders
Hedging Profile	• TXO's hedging profile will follow an opportunistic strategy

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(1) Cash Available for Distribution, Net Debt, Adjusted EBITDAX, and Net Debt / Adjusted EBITDAX are non-GAAP measures. See 10-K filed on 02/26/26 for definitions and reconciliations to the most directly comparable GAAP measures.

Upstream MLP Comparison Our management team structured TXO as a “new and improved” MLP (1) Our development costs include all of our capital expenditures made for oil and gas properties, other than acquisitions. Element Prior Upstream MLPs TXO Leverage Relied heavily on debt to fund projects and acquisitions Expect to maintain a prudent leverage ratio Shale Exposure Generally focused on unconventional plays Focused on conventional plays Maintenance Capex Yes No(1) Promote / IDRs Yes No Fixed Minimum Distributions Yes No Long-Term Hedge Program Fixed long-term policies Opportunistic hedging program

Hedge Profile Summary As of 6/30/26

Investment Considerations and Opportunity Highlights 3 4 Experienced and personally invested management team with an extensive track record of value creation Management team with significant industry experience in acquiring and exploiting conventional oil and natural gas properties in multiple resource plays and basins Management team owns significant stake in the business with strong alignment of incentives with investors With many conventional wells and a large volume of proved reserves, TXO’s low-decline production profile is a leader in the industry Management team has collectively completed hundreds of acquisitions worth over $15 billion TXO’s management team has continued to employ their successful strategy of acquiring and exploiting quality acreage across the Lower 48 Maintained commitment to a conservatively capitalized balance sheet, ensuring a robust liquidity profile and financial flexibility TXO has maintained low levels of leverage throughout multiple acquisitions, ensuring that unitholders remain the primary recipients of TXO’s cash flow Prudent and opportunistic hedging program to deliver consistent returns to investors and protect the balance sheet 2 1 TXO has delivered results to investors via its long-lived, conventional asset base and stable production, underpinned by flat decline rates, consistent with the company’s commitment to its strategy post-IPO Demonstrated strategic excellence and industry-leading ability to source, integrate, and optimize acquisitions across multiple basins

Key Investment Considerations Focused on high impact basins for development and growth Durable long-term distributions Judicious, low-risk capital spending Captured resource potential to build value per unit

Experienced and Personally Invested Management Team with an Extensive Track Record of Value Creation Executives Prior Experience Education Other Background Information d Bob Simpson Chairman of the Board Of Directors 45+ years of experience in the oil and gas industry Designated as “Top Business Graduate of the 1970s” by Baylor University Scott Agosta Chief Accounting Officer 35+ years of accounting experience, including 23 years of experience in the oil and gas industry, having worked at large public energy firms and with a Big 4 accounting firm Brent Clum Co-Chief Executive Officer, CFO, Director 20+ years of experience in the oil and gas industry and 13 years of experience in the financial industry 12 years as Finance and Audit Committee Chair for Texas Rangers Director Keith Hutton 40+ years of experience in the oil and gas industry Named Distinguished Graduate of Texas A&M University Petroleum Engineering Department Gary Simpson Co-Chief Executive Officer, Director Simpson Oil & Gas 35+ years of experience in energy and corporate work Career of working in international and domestic energy production operations